Exhibit 10.3

IAE Building
400 Main Street
East Hartford, CT 06108 USA

23 April 2003

JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820
Attention: Vice President and Treasurer

Subject:                                                     Side Letter No. 13 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999

Dear Tom:

IAE is pleased to submit to JetBlue this Side Letter No. 13 to the Agreement (as defined below) in support of JetBlue’s firm purchase from Airbus of sixty-five (65) incremental A320 Aircraft powered by V2527-A5 Propulsion Systems (the “Incremental Firm Aircraft”), and its option to purchase fifty (50) A320 Aircraft powered by V2527-A5 Propulsion Systems (the “New Option Aircraft”, the Incremental Firm Aircraft and the New Option Aircraft are referred to collectively herein as the “Incremental Aircraft”), all for delivery in accordance with the delivery schedule set forth in Exhibit B-1 hereto.

The Incremental Aircraft shall constitute ‘Aircraft’ for all purposes under the Agreement, except as otherwise noted herein.  All other Firm Aircraft (not including the Firm Incremental Aircraft) that have not been delivered to JetBlue as of the date of this Side Letter shall be referred to herein as the “Existing Firm Aircraft.”  Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation (“JetBlue”) and IAE International Aero Engines AG (“IAE”) dated May 4, 1999 (the “Agreement”).

1.                                       Fleet Introductory Assistance Credit for Incremental Aircraft and Existing Firm Aircraft

1.1                                 To assist JetBlue with the introduction of the Incremental Aircraft into its fleet and to support delivery of the Existing Firm Aircraft, IAE will issue the following credits to JetBlue’s account with IAE:

***

The credits in the above table with respect to the Incremental Firm Aircraft shall escalate from a base month of January 2003 in accordance with Escalation Formula I set forth in Exhibit B-2 hereto.  The credits in the above table with respect to the New Option Aircraft shall escalate from a base month of January 2003 in accordance with Escalation Formula II set forth in Exhibit B-2 hereto.

1.1.1                        For all of the Existing Firm Aircraft yet to be delivered, a credit in the amount of U.S.***.  These credits shall escalate from a base month of January 2003 in accordance with Escalation Formula I set forth in Exhibit B-2 hereto.

1.1.2                        Each such credit above may be used by JetBlue towards the purchase of V2500 Spare Parts, tooling and services from IAE, but unless JetBlue provides written notice to IAE at least ninety (90) days prior to delivery of each applicable Incremental Aircraft, the total amount of such credit available for such Incremental Aircraft shall be assigned to the Aircraft Manufacturer to be applied toward the payment for the Propulsion Systems for such Incremental Aircraft.

1.1.3                        In the event any credit, or portion thereof, under this Clause 1 is assigned to the Aircraft Manufacturer, JetBlue acknowledges that the credit shall not vest in the Aircraft Manufacturer until delivery to and acceptance by JetBlue of the respective Incremental Aircraft or existing Firm Aircraft yet to be delivered.

2.                                       IAE and JetBlue agree that the foregoing Section 1 shall replace in its entirety Section 1 of the existing Agreement.

3.                                       With respect to Propulsion Systems for installation on Incremental Aircraft (“Installed Propulsion Systems”), which are delivered by IAE under this Side Letter, the escalation per annum for the period of 1 January 2003 through delivery, applicable to the net Propulsion System and Spare Engine prices shall be the escalation per annum amount as determined by the application of the applicable Escalation Formulae I or II, as the case may be, set forth as Exhibit B-2 to this Side Letter No. 13 and, where applicable, the ***.

4.                                       Notwithstanding any other provision of this Side Letter No. 13, the escalation per annum for the period from 1 January 2003 through delivery for all of the credits set forth in Clauses 1 and 4 of this Side Letter No. 13 and the applicable Spare

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Engine credit provided by IAE shall be the escalation per annum amount as determined by the application of the applicable Escalation Formulae I and II, as the case may be, set forth as Exhibit B-2 to the Side Letter No. 13 and, where applicable, the ***.

5.                                       JetBlue hereby places a firm and unconditional order with IAE for the purchase of a minimum of twelve (12) new firm V2527-A5 spare Engines (the “New Firm Spare Engines”) and eight (8) new option V2527-A5 spare Engines (the “New Option Spare Engines”) and agrees to otherwise purchase, operate and maintain a minimum ratio of new spare engines to new installed V2500-A5 engines on the Incremental Aircraft of no less than *** with respect to each Engine thrust level per Aircraft model (or such ratio is maintained with respect to all engines at the applicable or higher thrust level for A319-100, A320-200 or A321-200 aircraft), all for delivery according to the schedule set forth in Exhibit B-2 to this side letter.  IAE and JetBlue agree that the New Firm Spare Engines and all existing firm spare engines ordered but, as of the date of this side letter, undelivered, shall be escalated from January 2003 in accordance with Escalation Formula I set forth in Exhibit B-2 hereto.  IAE and JetBlue further agree that the New Option Spare Engines shall be escalated from January 2003 in accordance with Escalation Formula II set forth in Exhibit B-2 hereto.

6.                                       Exhibits B-1 (Aircraft Delivery Schedule) and B-2 (Spare Engine Delivery Schedule) to the Agreement are removed in their entirety and replaced by the new Exhibit B attached hereto.

7.                                       IAE also confirms that on delivery of every *** Aircraft, starting with the *** delivered aircraft, JetBlue shall be entitled to receive the U.S.*** spare parts credits provided in Side Letter No. 6 to the Agreement with respect to all of the firm and option delivered to JetBlue, including the Incremental Aircraft and delivered New Option Aircraft, which as noted above, constitute ‘Aircraft’ for all other purposes, including this credit, under the Agreement.  In addition, independent of the foregoing credit, IAE shall issue on the delivery of every *** Incremental Aircraft, a U.S.*** spare parts credit.  Such credits shall escalate from the base month of January 2003 in accordance with Escalation Formula I set forth in Exhibit B-2 hereto.

8.                                       IAE confirms that all of the Incremental Aircraft when purchased and delivered to JetBlue, shall be covered under the guarantees, including the Maintenance Cost Guarantee provided to JetBlue with respect to all of its other Aircraft, both delivered and firmly ordered.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.                                       IAE hereby confirms that it will provide a second dedicated Customer Support Representative to JetBlue starting by the 1st quarter of 2003.  Such second representative will be at no charge, for so long as JetBlue operates sixty (60) or more V2500-A5 powered aircraft.  JetBlue will provide reasonable office facilities for the second Customer Support Representative and other accommodation and support equivalent to that provided to the existing customer support representative charge.

10.                                 IAE will immediately credit JetBlue’s spare parts account receivables with IAE prior to January 1, 2002 for the total net amount outstanding of approximately U.S.$ ***, provided that JetBlue agrees to an allocation of all its spare parts credits existing prior to that date against such outstanding account receivable amount.

11.                                 ***

12.                                 Flexibility Rights

12.1                           From and including calendar year *** Incremental Aircraft may be converted by JetBlue into a firm order for another model of aircraft (either A319-100 or A321-200 powered by V2500-A5 Propulsion Systems).

12.2

13.                                 Exclusivity

JetBlue agrees that until December 31, 2011 each Aircraft, including any Incremental Aircraft, and any further single aisle aircraft acquired by JetBlue to fill the mission carried out by such Aircraft, shall be powered by new V2500-A5 Propulsion Systems, except that such exclusivity shall automatically terminate upon the occurrence of a Change of Control Event with respect to JetBlue or IAE as defined below.  Nothing in this Section 13 or in any other provision of this Side Letter No. 13, or the Agreement it is a part of, shall be construed to prevent JetBlue at any time from either (a) merging with any other airline, (b) acquiring a controlling interest in any other airline, or (c) acquiring all or substantially all the assets of any other airline, regardless of the type of aircraft and engines owned or operated by such other airline at the time of such merger or acquisition.  Moreover, in the event of such a merger or acquisition, nothing in this Section 8 or in any other provision of this Side Letter No. 13 shall be construed to prevent JetBlue from honoring any aircraft or engine purchase commitments entered into by such other airline prior to its merger with or acquisition by JetBlue.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

A “Change of Control Event” shall mean any event in which (i) JetBlue, or (ii) a third party other than an existing shareholder of IAE as of the date of this Side Letter No. 13, sells, leases or otherwise disposes of all or substantially all of its assets or JetBlue’s or IAE’s registered shares, as the case may be.

Except as expressly amended by this Side Letter No. 13 all provisions of the Agreement remain in full force and effect.

Very truly yours,	Agreed to and Accepted on behalf of:
IAE International Aero Engines AG	JetBlue Airways Corporation

Name	Name

Title	Title

Date	Date

EXHIBIT B-1

AIRCRAFT DELIVERY SCHEDULES

As of April 2003

Glossary Note:

•                  Delivered Aircraft are indicated by Italics typeface

•                  Existing Firm Aircraft are indicated by normal typeface

•                  Incremental Aircraft, including all Firm Incremental Aircraft and all Option Aircraft are indicated by bold typeface

Rank No.	Aircraft	Delivery
No. 1	Firm Aircraft	*** 2000
No. 2	Firm Aircraft	*** 2000
No. 3	Firm Aircraft	*** 2000
No. 4	Firm Aircraft	*** 2000
No. 5	Firm Aircraft	*** 2000
No. 6	Firm Aircraft	*** 2000
No. 7	Firm Aircraft	*** 2001
No. 8	Firm Aircraft	*** 2001
No. 9	Firm Aircraft	*** 2001
No. 10	Firm Aircraft	*** 2001
No. 11	Firm Aircraft	*** 2001
No. 12	Firm Aircraft	*** 2001
No. 13	Firm Aircraft	*** 2001
No. 14	Firm Aircraft	*** 2002
No. 15	Firm Aircraft	*** 2002
No. 16	Firm Aircraft	*** 2002
No. 17	Firm Aircraft	*** 2002
No. 18	Firm Aircraft	*** 2002
No. 19	Firm Aircraft	*** 2002
No. 20	Firm Aircraft	*** 2002
No. 21	Firm Aircraft	*** 2002
No. 22	Firm Aircraft	*** 2002
No. 23	Firm Aircraft	*** 2002
No. 24	Firm Aircraft	*** 2002
No. 25	Firm Aircraft	*** 2002

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

No. 26	Firm Aircraft	*** 2002
No. 27	Firm Aircraft	*** 2002
No. 28	Firm Aircraft	*** 2002
No. 29	Firm Aircraft	*** 2003
No. 30	Firm Aircraft	*** 2003
No. 31	Firm Aircraft	*** 2003
No. 32	Firm Aircraft	*** 2003
No. 33	Firm Aircraft	*** 2003
No. 34	Firm Aircraft	*** 2003
No. 35	Firm Aircraft	*** 2003
No. 36	Firm Aircraft	*** 2003
No. 37	Firm Aircraft	*** 2003
No. 38	Firm Aircraft	*** 2003
No. 39	Firm Aircraft	*** 2003
No. 40	Firm Aircraft	*** 2003
No. 41	Firm Aircraft	*** 2003
No. 42	Firm Aircraft	*** 2003
No. 43	Firm Aircraft	*** 2003
No. 44	Firm Aircraft	*** 2003
No. 45	Firm Aircraft	*** 2004
No. 46	Firm Aircraft	*** 2004
No. 47	Firm Aircraft	*** 2004
No. 48	Firm Aircraft	*** 2004
No. 49	Firm Aircraft	*** 2004
No. 50	Firm Aircraft	*** 2004
No. 51	Firm Aircraft	*** 2004
No. 52	Firm Aircraft	*** 2004
No. 53	Firm Aircraft	*** 2004
No. 54	Firm Aircraft	*** 2004
No. 55	Firm Aircraft	*** 2004
No. 56	Firm Aircraft	*** 2004
No. 57	Firm Aircraft	*** 2004
No. 58	Firm Aircraft	*** 2004
No. 59	Firm Aircraft	*** 2005
No. 60	Firm Aircraft	*** 2005
No. 61	Firm Aircraft	*** 2005
No. 62	Firm Aircraft	*** 2005
No. 63	Firm Aircraft	*** 2005
No. 64	Firm Aircraft	*** 2005
No. 65	Firm Aircraft	*** 2005
No. 66	Firm Aircraft	*** 2005

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

No. 67	Firm Aircraft	*** 2005
No. 68	Firm Aircraft	*** 2005
No. 69	Firm Aircraft	*** 2005
No. 70	Firm Aircraft	*** 2005
No. 71	Firm Aircraft	*** 2005
No. 72	Firm Aircraft	*** 2005
No. 73	Firm Aircraft	*** 2005
No. 74	Firm Aircraft	*** 2005
No. 75	Firm Aircraft	*** 2006
No. 76	Firm Aircraft	*** 2006
No. 77	Firm Aircraft	*** 2006
No. 78	Firm Aircraft	*** 2006
No. 79	Firm Aircraft	*** 2006
No. 80	Firm Aircraft	*** 2006
No. 81	Firm Aircraft	*** 2006
No. 82	Firm Aircraft	*** 2006
No. 83	Firm Aircraft	*** 2006
No. 84	Firm Aircraft	*** 2006
No. 85	Firm Aircraft	*** 2006
No. 86	Firm Aircraft	*** 2006
No. 87	Firm Aircraft	*** 2006
No. 88	Firm Aircraft	*** 2006
No. 89	Firm Aircraft	*** 2006
No. 90	Firm Aircraft	Year 2007
No. 91	Firm Aircraft	Year 2007
No. 92	Firm Aircraft	Year 2007
No. 93	Firm Aircraft	Year 2007
No. 94	Firm Aircraft	Year 2007
No. 95	Firm Aircraft	Year 2007
No. 96	Firm Aircraft	Year 2007
No. 97	Firm Aircraft	Year 2007
No. 98	Firm Aircraft	Year 2007
No. 99	Firm Aircraft	Year 2007
No. 100	Firm Aircraft	Year 2007
No. 101	Firm Aircraft	Year 2007
No. 102	Firm Aircraft	Year 2007
No. 103	Firm Aircraft	Year 2007
No. 104	Firm Aircraft	Year 2007

No. 105	Firm Aircraft	Year 2008
No. 106	Firm Aircraft	Year 2008

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

No. 107	Firm Aircraft	Year 2008
No. 108	Firm Aircraft	Year 2008
No. 109	Firm Aircraft	Year 2008
No. 110	Firm Aircraft	Year 2008
No. 111	Firm Aircraft	Year 2008
No. 112	Firm Aircraft	Year 2008
No. 113	Firm Aircraft	Year 2008
No. 114	Firm Aircraft	Year 2008
No. 115	Firm Aircraft	Year 2008
No. 116	Firm Aircraft	Year 2008
No. 117	Firm Aircraft	Year 2008

No. 118	Firm Aircraft	Year 2009
No. 119	Firm Aircraft	Year 2009
No. 120	Firm Aircraft	Year 2009
No. 121	Firm Aircraft	Year 2009
No. 122	Firm Aircraft	Year 2009
No. 123	Firm Aircraft	Year 2009
No. 124	Firm Aircraft	Year 2009
No. 125	Firm Aircraft	Year 2009
No. 126	Firm Aircraft	Year 2009
No. 127	Firm Aircraft	Year 2009

No. 128	Firm Aircraft	Year 2010
No. 129	Firm Aircraft	Year 2010
No. 130	Firm Aircraft	Year 2010
No. 131	Firm Aircraft	Year 2010
No. 132	Firm Aircraft	Year 2010
No. 133	Firm Aircraft	Year 2010
No. 134	Firm Aircraft	Year 2010
No. 135	Firm Aircraft	Year 2010
No. 136	Firm Aircraft	Year 2010
No. 137	Firm Aircraft	Year 2010

No. 138	Firm Aircraft	Year 2011
No. 139	Firm Aircraft	Year 2011
No. 140	Firm Aircraft	Year 2011
No. 141	Firm Aircraft	Year 2011
No. 142	Firm Aircraft	Year 2011
No. 143	Firm Aircraft	Year 2011

New Option Aircraft
No. 144	Option Aircraft	*** 2006
No. 145	Option Aircraft	*** 2006
No. 146	Option Aircraft	Year 2007
No. 147	Option Aircraft	Year 2007

No. 148	Option Aircraft	Year 2008
No. 149	Option Aircraft	Year 2008
No. 150	Option Aircraft	Year 2008
No. 151	Option Aircraft	Year 2008

No. 152	Option Aircraft	Year 2009
No. 153	Option Aircraft	Year 2009
No. 154	Option Aircraft	Year 2009
No. 155	Option Aircraft	Year 2009
No. 156	Option Aircraft	Year 2009
No. 157	Option Aircraft	Year 2009
No. 158	Option Aircraft	Year 2009
No. 159	Option Aircraft	Year 2009
No. 160	Option Aircraft	Year 2010
No. 161	Option Aircraft	Year 2010
No. 162	Option Aircraft	Year 2010
No. 163	Option Aircraft	Year 2010
No. 164	Option Aircraft	Year 2010
No. 165	Option Aircraft	Year 2010
No. 166	Option Aircraft	Year 2010
No. 167	Option Aircraft	Year 2010

No. 168	Option Aircraft	Year 2011
No. 169	Option Aircraft	Year 2011
No. 170	Option Aircraft	Year 2011
No. 171	Option Aircraft	Year 2011
No. 172	Option Aircraft	Year 2011
No. 173	Option Aircraft	Year 2011
No. 174	Option Aircraft	Year 2011
No. 175	Option Aircraft	Year 2011
No. 176	Option Aircraft	Year 2011
No. 177	Option Aircraft	Year 2011
No. 178	Option Aircraft	Year 2011
No. 179	Option Aircraft	Year 2011
No. 180	Option Aircraft	Year 2011

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

No. 181	Option Aircraft	Year 2012
No. 182	Option Aircraft	Year 2012
No. 183	Option Aircraft	Year 2012
No. 184	Option Aircraft	Year 2012
No. 185	Option Aircraft	Year 2012
No. 186	Option Aircraft	Year 2012
No. 187	Option Aircraft	Year 2012
No. 188	Option Aircraft	Year 2012
No. 189	Option Aircraft	Year 2012
No. 190	Option Aircraft	Year 2012
No. 191	Option Aircraft	Year 2012
No. 192	Option Aircraft	Year 2012
No. 193	Option Aircraft	Year 2012

Leased Aircraft

Year

Number

Delivery Dates

1999	1	(1) ***
2000	3	(1) ***, (1) ***, (1) ***
2001	4	(1) ***, (2) ***, (1) ***
2003	1	(1) ***
2004	1	(1) ***

TOTAL	10	All but the last lease aircraft have been delivered

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B-2

PURCHASED ITEMS, PRICE,

ESCALATION FORMULA AND DELIVERY

As of April 2003

Rank No.	Purchased Item	Basic Contract Price U.S. Dollars (January 2003)	Qty.	Delivery Date
1	V2527-A5 spare Engine:	***	1	***/99
2	V2527-A5 spare Engine:	***	1	***/00
3	V2527-A5 spare Engine:	***	1	***/01
4	V2527-A5 spare Engine:	***	1	***/02
5	V2527-A5 spare Engine:	***	1	***/02
6	V2527-A5 spare Engine:	***	1	***/03
7	V2527-A5 spare Engine:	***	1	***/04
8	V2527-A5 spare Engine:	***	1	***/05
9	V2527-A5 spare Engine:	***	1	***/06
10	V2527-A5 spare Engine:	***	1	***/07
11	V2527-A5 spare Engine:	***	1	***/08
12	V2527-A5 spare Engine:	***	1	***/06
13	V2527-A5 spare Engine:	***	1	***/07
14	V2527-A5 spare Engine:	***	1	***/08
15	V2527-A5 spare Engine:	***	1	***/08
16	V2527-A5 spare Engine:	***	1	***/09
17	V2527-A5 spare Engine:	***	1	***/09
18	V2527-A5 spare Engine:	***	1	***/10
19	V2527-A5 spare Engine:	***	1	***/10
20	V2527-A5 spare Engine:	***	1	***/11
21	V2527-A5 spare Engine:	***	1	***/11
22	V2527-A5 spare Engine:	***	1	***/12
23	V2527-A5 spare Engine:	***	1	***/12

Total			23

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Option Spare Engines
V2524-A5 Spare Engine:	$***
V2527-A5 Spare Engine:	$***
V2533-A5 Spare Engine:	$***

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B-2

ESCALATION FORMULA I

1.                                       Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

P = Pb (***	L + ***	M + ***	E)
	Lo	Mo	Eo

Where:

P                                         = the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar.

Pb                                  = unit base price or other sum.

Lo                                  = the “Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers” SIC Code 3724  published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

L                                         = the “Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers” SIC Code 3724 for the month preceding the month of delivery or other date of determination by four months.

Mo                             = the “Producer Price Index, Code 10, for Metals and Metal Products” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

M                                    = the “Producer Price Index, Code 10, for Metals and Metal Products” for the month preceding the month of delivery or other date of determination by four months.

Eo                                  = the “Producer Price Index, Code 5, for Fuel and Related Products and Power” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

E                                         = the “Producer Price Index, Code 5, for Fuel and Related Products and Power” for the month preceding the month of delivery or other date of determination by four months.

2.	The values of the factors ***	L and ***	M and ***	E
		Lo	Mo	Eo

respectively, shall be determined to the nearest fourth decimal place.  If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3.                                       If the U.S. Department of Labor ceases to publish the above statistics or modifies the basis of their calculation, then IAE may substitute any officially recognized and substantially equivalent statistics.

4.                                       The Basic Contract Prices contained in this Exhibit B are subject to escalation from a Base Month of January 1999 to the month of delivery using Lo, Mo and Eo values for September 1998.

5.                                       If the application of the formula contained in this Exhibit B results in a Purchase Price which is lower than the Basic Contract Price, the Basic Contract Price will be deemed to be the Purchase Price for such Supplies.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ESCALATION FORMULA II

1.               Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

Pi	=	(Pb+F) x CPI where:

Pi	=	the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar.

Pb	=	unit base price or other sum.

F	=	*** (N)(Pb)

N	=	the calendar year of scheduled delivery or other date of determination minus 2003

CPI	=	*** (L) + *** (M)

L	=	Labor Ratio defined below

M	=	Material Ratio defined below

IAE’s Composite Price Index (“CPI”) is the sum of *** percent of the Labor ratio and *** percent of the Material Ratio, with the sum rounded to the nearest ten thousandth.

The quarterly value published for the Employment Cost Index will be deemed to apply to each month of the quarter.

The Labor Ratio is the “Employment Cost Index (ECI) Wages and Salaries for Aircraft Manufacturing, SIC Code 3721” as published at the time of scheduled engine delivery by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value of SIC Code 3721 for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the base month.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

The Material Ratio is the “Producer Price Indexes, Industrial Commodities” as published at the time of scheduled engine delivery by the Bureau of Labor Statistics, U.S. Department of Labor, for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value for Industrial Commodities for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the base month

For a given month, the escalation shall be computed by using the applicable Index value, which the Bureau has published as the time of delivery or other date of determination.

2.                                       If the U.S. Department of Labor changes the base year for determination of the Index values as defined above, such re-based values will be incorporated in the escalation calculation.

3.                                       If the U.S. Department of Labor revises the methodology used for the determination of the values to be used to determine the CPI or, for any reason, has not released values needed to determine the CPI, IAE, in its sole discretion, shall select a substitute for such values from data published by the Bureau of Labor Statistics or otherwise make revisions to the escalation formula such that the escalation will as closely as possible approximate the result that would have been attained by continuing the use of the original escalation formula and values as they may have fluctuated during the applicable time period.

4.                                       The invoiced purchase price, which in no event shall be less than the unit base price, shall be the final price.  If the calculated sum of L + M is less than 1.0000, then the value of the sum is adjusted to 1.0000.